SHAREHOLDERS EQUITY	6 Months Ended
Jun. 30, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
NOTE 9:-	SHAREHOLDERS EQUITY

Issuance of ordinary shares:

On March 10, 2014, the Company sold in a public offering 4,025,000 (unaudited) of its ordinary shares, including 525,000 (unaudited) shares sold pursuant to the underwriters’ full exercise of their over-allotment option, at a price of $ 8.00 per share. The Company’s net proceeds from this offering were approximately $ 29,744 (unaudited), after deducting underwriting discounts, commissions and other offering expenses in the total amount of $  2,456 (unaudited).